This instrument and the rights and obligations evidenced hereby and any security interests or other liens securing such obligations are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of June __, 2008 among Black Forest International, LLC, the “Companies” so identified therein, and Fourth Third LLC (“Agent”), to the indebtedness (including interest) owed by the Companies, and the security interests and liens securing such indebtedness, pursuant to and in connection with that certain Amended and Restated Credit Agreement, dated as of June __, 2008, among the Agent, the lenders named therein and the Companies (the “Senior Credit Agreement”) and the Loan Documents referred to therein as such Credit Agreement and Loan Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under that agreement as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

GENERAL SECURITY AGREEMENT

In consideration of BLACK FOREST INTERNATIONAL, LLC, having an office at c/o BCGU, LLC, 2038 Corte del Nogal, Suite 110, Carlsbad, California 92011, (the “Secured Party”) heretofore or hereafter (1) extending or agreeing to extend any credit or other financial accommodation to or relying on any guaranty, endorsement or other assurance of payment of EACH UNDERSIGNED PERSON, each of which is an entity and is organized under the law as indicated in its signature block appearing at the end of this Agreement and has an address for notice purposes at 3100 Knox Street, Suite 403, Dallas, Texas 75205, (individually and collectively, the “Debtor”) or (2) agreeing to any direct or indirect extension, renewal, refinancing or other modification or replacement of or waiving or forbearing from exercising any right, remedy or power relating to any obligation heretofore or hereafter arising or accruing as a result of any such credit or other financial accommodation, and for other valuable consideration, the receipt and sufficiency of which are conclusively acknowledged by the Debtor, the Debtor jointly with each other Debtor and severally agrees with the Secured Party as follows:

1.           DEFINITIONS.  In this Agreement:

a.           Collateral.  The “Collateral” means collectively all right, title and interest of the Debtor in and to, wherever located, whether now owned or hereafter acquired or now existing or hereafter arising or accruing and whether or not subject to Article 9 of the Uniform Commercial Code or described in any schedule heretofore or hereafter delivered to the Secured Party by the Debtor, (i) Accounts (including, but not limited to, Health-Care-Insurance Receivables), Chattel Paper, Deposit Accounts, Documents, General Intangibles (including, but not limited to, Intellectual Property, Payment Intangibles, Software,

licenses, franchises and customer information), Goods (including, but not limited to, Equipment, Farm Products, Fixtures and Inventory), Instruments (including, but not limited to, Promissory Notes), Investment Property (including, but not limited to, the Pledged Stock Collateral), Letter-of-Credit Rights (whether or not the related letter of credit is in writing), letters of credit (whether or not in writing), money and other personal property regardless of kind or nature (including, but not limited to, agreements, instruments and other Records not constituting Chattel Paper or a Document, General Intangible or Instrument, tort claims not constituting a Commercial Tort Claim, contract rights not constituting an Account or General Intangible, rights to payment of any money not constituting or evidenced by an Account, Commercial Tort Claim, Deposit Account, General Intangible, Investment Property, Letter-of-Credit Right, letter of credit, Chattel Paper or Instrument and insurance policies, claims and proceeds not constituting a Health-Care-Insurance Receivable or Proceeds) and (ii) to the extent not referred to in clause (i) of this sentence, (A) Supporting Obligations and Incidental Property Rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by the Debtor or the Secured Party or otherwise, (B) Proceeds, other proceeds and Products of any of the things referred to in clauses (i) and (ii)(A) of this sentence and (C) Records relating to any of the things referred to in clauses (i) and (ii)(A) and (B) of this sentence; provided, that none of the Excluded Assets shall constitute Collateral.

b.           Control.  “Control” means, with respect to any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right, control as described in Article 9 of the Uniform Commercial Code with respect to collateral of its type.

c.           Control Agreement.  “Control Agreement” means an agreement, instrument or other Record heretofore or hereafter entered into among the Debtor, the Secured Party and a Bank, Securities Intermediary or Commodity Intermediary for the purpose of giving the Secured Party Control of any Deposit Account or Investment Property included in the Collateral.

d.           Event of Default.  An “Event of Default” occurs or exists if (i) the Debtor or any Other Obligor defaults in the payment or other performance when due, whether by acceleration or otherwise, of any of the Obligations or the payment or other performance when due of any other obligation (including, but not limited to, any obligation to pay any money), whether now existing or hereafter arising or accruing and whether arising or accruing pursuant to this Agreement or any Control Agreement or otherwise, to the Secured Party or any other Person, the maturity of any of the Obligations or any such other obligation is accelerated or there occurs or exists any event or condition that, whether immediately or after notice, lapse of time or both notice and lapse of time and whether or not waived by any Person other than the Secured Party, would constitute a default with respect to or permit the acceleration of the maturity of any of the Obligations or any such other obligation, (ii) the Debtor or any Other Obligor is dissolved, ceases to exist, participates or agrees to participate in any merger, consolidation or other absorption, assigns or otherwise transfers all or substantially all of his, her or its assets, makes any bulk sale, sends any notice of any intended bulk sale, dies, becomes incompetent or insolvent (however evidenced), generally fails to pay his, her or its debts as they become due, fails to pay, withhold or collect any tax as required by applicable law, suspends or ceases his, her or its present business or has entered, served, filed or recorded against him, her or it or any of his, her or its assets any judgment or order of any court, agency or other governmental body or any lien other than a Permitted Lien, (iii) the Debtor or any Other Obligor has any receiver, trustee, custodian or similar Person for him, her or it or any of his, her or its assets appointed (whether with or without his, her or its consent), makes any assignment for the benefit of creditors or commences or has commenced against him, her or it any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute or any formal or informal proceeding for the dissolution, liquidation or winding up of his, her or its affairs or the settlement of claims against him, her or it, (iv) any representation or warranty made in this Agreement or any Control Agreement or any other representation or warranty heretofore or hereafter made, or any financial statement heretofore or hereafter provided, to the Secured Party by or on behalf of the Debtor or any Other Obligor proves, as of the date thereof, to have been incorrect or misleading in any material respect or before the execution and delivery to the Secured Party by the Debtor of this Agreement there occurred and was not disclosed to the Secured Party any material adverse change in any information disclosed in any such representation or warranty heretofore so made or any financial statement heretofore so provided, (v) there occurs any loss, theft or destruction of or damage to any substantial portion of the Collateral or any substantial decrease in the value of the Collateral, (vi) the Secured Party deems itself insecure with respect to the Obligations or is of the opinion that the Collateral is or may not be sufficient or has decreased or may decrease in value, whether or not the Secured Party has sought any Other Collateral from the Debtor or any Other Obligor or (vii) an “Event of Default” occurs or exists under the Note.

e.           Excluded Assets.  “Excluded Assets” means all property or proceeds thereof now owned or hereafter acquired by PNG other than the Pledged Stock Collateral.

f.           Intellectual Property.  “Intellectual Property” means, regardless of kind or nature and wherever in the world existing, used, issued or pending, (i) any patent or invention disclosed or claimed in any patent, (ii) any copyright, copyright registration or tangible personal property embodying any copyright, (iii) any trademark, service mark, trade style or trade dress (including, but not limited to, any trade, company, fictitious or other business or other name, logo or other source or business identifier), whether registered in any public office or not so registered, (iv) any trade secret (including, but not limited to, any know-how, technology, procedure, product formulation or other product or manufacturing specification or standard) or other confidential or proprietary business or technical data or other information, (v) any unpatented invention, whether or not patentable, (vi) any industrial or other design or design application, (vii) any domain name or domain name registration, (viii) any software or software source code, (ix) any other intellectual or similar property, (x) any license, franchise agreement or other agreement, whether embodied in any Record or otherwise, providing for the grant by or to any Person of any right to manufacture, use, sell, distribute or otherwise exploit any of the things referred to in clauses (i) through (ix) of this sentence or (x) any registration or recording of, application for, reissue, renewal, continuation or extension of, goodwill symbolized by, incident to, associated with or otherwise relating to or Incidental Property Right, Record or license relating to any of the things referred to in clauses (i) through (ix) of this sentence.

g.           Incidental Property Right.  “Incidental Property Right” means, whether arising or accruing pursuant to applicable law or any agreement, instrument or other Record or otherwise, (i) any direct or indirect addition to, extension, renewal, refinancing or other modification or replacement of, increase in or earnings, profit, interest, dividend or distribution of cash or other property or other income or payment on account of any property, (ii) any direct or indirect Proceeds or other proceeds of any replacement, release, surrender, discharge, exchange, conversion, redemption, assignment or other transfer, collection or sale, lease or other disposition of any property, whether voluntary or involuntary or arising or accruing pursuant to any dissolution, liquidation or merger, consolidation or other absorption or otherwise, or (iii) any direct or indirect right, privilege, power or claim relating to any property (including, but not limited to, any right to any of the things referred to in clauses (i) and (ii) of this sentence, any option or warrant, any right of subscription, registration, conversion or redemption, any management right or any right to vote or give any consent, ratification or other approval or authorization (including, but not limited to, any right to vote or give any consent, ratification or other approval or authorization for any replacement of any of the directors, officers and managers of, amendment of any certificate or articles of incorporation or organization, by-laws, operating or partnership agreement or other charter, organizational or other governing document of, dissolution, liquidation or merger, consolidation or other absorption of or sale, lease or other disposition of all or substantially all of the assets of any Issuer of any General Intangible or Investment Property)).

h.           Note.   The “Note” means that certain 12% Subordinated Secured Convertible Promissory Note, dated June 3, 2008, issued by PNG to the Secured Party in the original principal amount of $626,250, including any direct or indirect extension, renewal, refinancing or other modification or replacement of such Note.

i.           Obligations.  The “Obligations” means collectively, whether now existing or hereafter arising or accruing and whether or not arising or accrued subsequent to any commencement of or made, proved, voted or allowed as a claim in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute, all obligations to the Secured Party in any capacity for (i)  the payment of any money, however evidenced, regardless of kind or nature, whether for the payment of any principal, interest, fee, charge, cost or expense or otherwise, incurred for any business, commercial or agricultural purpose or otherwise, created directly or by any assignment or other transfer, direct or indirect, absolute or contingent (whether pursuant to any guaranty, endorsement or other assurance of payment or otherwise), similar or dissimilar or related or unrelated, or (ii) the performance of any other obligation that have been heretofore or are hereafter incurred by, in any capacity (including, but not limited to, as a debtor-in-possession after the commencement of any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute) and whether alone or otherwise, the Debtor or any direct or indirect legal representative, successor or assignee of the Debtor or direct or indirect assignee or other transferee of all or substantially all of the assets of the Debtor (including, but not limited to, any estate created by the commencement of any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute and any receiver, trustee, custodian or similar Person for the Debtor or any of the assets of the Debtor) (including, but not limited to, all obligations of the Debtor to the Secured Party pursuant to Section 8 of this Agreement).

j.           Other Collateral.  “Other Collateral” means, other than the Collateral, (i) any collateral, subordination, guaranty, endorsement or other security or assurance of payment, whether now existing or hereafter arising or accruing, that now or hereafter secures the payment or other performance of or is otherwise applicable to any of the Obligations or (ii) any obligation of the Secured Party, whether pursuant to any Deposit Account or Instrument or otherwise, that is now or hereafter available for setoff against any of the Obligations.

k.           Other Obligor.  “Other Obligor” means, other than the Debtor, any Person who or that is now or hereafter liable, whether directly or indirectly or absolutely or contingently, for the payment or other performance of any of the Obligations.

l.           PNG. “PNG” means PNG Ventures, Inc., a Nevada corporation.

m.           Permitted Lien.  “Permitted Lien” means (i) whether now existing or hereafter arising or accruing, any security interest in or other lien on any of the Collateral in favor of the Secured Party or (ii) any security interest in or other lien on any of the Collateral fully and accurately described under the heading “Permitted Liens” on Exhibit A attached to and made a part of this Agreement.

n.           Person.  “Person” means (i) any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, government, political subdivision or other taxing authority, (ii) any court, agency or other governmental body or (iii) any other entity, body, organization or group.

o.           Pledged Stock Collateral.  “Pledged Stock Collateral” means (i) all of the membership interests of New Earth LNG, LLC, a Delaware limited liability company, owned at any time or from time to time by PNG, together with any other equity interests, newly issued membership interests, membership interests received by reason of a stock split, bonus or any other form of issue, dividend or distribution with respect to or arising from such membership interests of any nature whatsoever that may be issued or granted to, or held by, PNG while this Agreement is in effect and (ii) to the extent not referred to in clause (i) of this sentence, (A) Supporting Obligations and Incidental Property Rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by PNG or the Secured Party or otherwise, (B) Proceeds, other proceeds and Products of any of the things referred to in clauses (i) and (ii)(A) of this sentence.

p.           PNG. “PNG” means PNG Ventures, Inc., a Nevada corporation.

q.           Security Interest.  “Security Interest” means any security interest or other lien granted or otherwise created pursuant to the first sentence of Section 2 of this Agreement.

r.           Uniform Commercial Code.  “Uniform Commercial Code” means at any time the Uniform Commercial Code of the State of New York as in effect at such time.

s.           Other Terms.  Each of the following terms has at any time the meaning given it at such time for purposes of Article 5, Article 8 or Article 9 of the Uniform Commercial Code:  (i) Accession, (ii) Account, (iii) Account Debtor, (iv) Bank, (v) Certificated Security, (vi) Chattel Paper, (vii) Commercial Tort Claim, (viii) Commodity Account, (ix) Commodity Intermediary, (x) Deposit Account, (xi) Document, (xii) Electronic Chattel Paper, (xiii) Equipment, (xiv) Farm Product, (xv) Financing Statement, (xvi) Fixture, (xvii) General Intangible, (xviii) Goods, (xix) Health-Care-Insurance Receivable, (xx) Instrument, (xxi) Inventory, (xxii) Investment Property, (xxiii) Issuer, (xxiv) Letter-of-Credit Right, (xxv) Payment Intangible, (xxvi) Proceeds, (xxvii) Products, (xxviii) Promissory Note, (xxix) Record, (xxx) Registered Organization, (xxxi) Securities Account, (xxxii) Securities Intermediary, (xxxiii) Security, (xxxiv) Software, (xxxv) Supporting Obligation, (xxxvi) Tangible Chattel Paper and (xxxvii) Uncertificated Security.

2.           GRANT OF SECURITY INTEREST.  To secure the payment and other performance of the Obligations, the Debtor grants to the Secured Party a security interest in and assigns, pledges and hypothecates to the Secured Party the Collateral, except that, with respect to any portion of the Collateral that would be rendered void or voidable under applicable law by such grant, assignment, pledge and hypothecation without the consent of a Person other than the Debtor that has not been or is not obtained, such grant, assignment, pledge and hypothecation shall not be effective until such consent is obtained.  Each Security Interest is a continuing, absolute and unconditional security interest or other lien.

3.           REINSTATEMENT OF OBLIGATIONS.  Each portion of the Obligations heretofore or hereafter paid or satisfied by any of the Collateral, or any money or Other Collateral, heretofore or hereafter received, applied or retained by the Secured Party and later recovered from the Secured Party as a result of any claim (including, but not limited to, any claim involving any allegation that any money constituted trust funds or that the receipt, application or retention of any of the Collateral or any money or Other Collateral or the grant, perfection or other creation or protection of any security interest in or other lien on any of the Collateral or any Other Collateral constituted a preference or fraudulent conveyance or transfer), however asserted and whether now existing or hereafter arising or accruing, shall be reinstated as part of the Obligations for purposes of this Agreement as of the date it originally arose or accrued.

4.           COVENANTS.

a.           Affirmative Covenants.  The Debtor shall (i) maintain complete and accurate Records relating to the Collateral, (ii) before the end of any applicable grace period, pay each tax, assessment, fee and charge imposed by any government, political subdivision or  other taxing authority upon any of the Collateral, any manufacture, purchase or other acquisition, ownership, possession, control, use, operation, advertising or other promotion or sale, lease or other disposition of any of the Collateral, this Agreement or any agreement, instrument or other Record evidencing any of the Collateral or any of the Obligations, (iii) obtain and maintain in full force and effect each authorization, certification, certificate, approval, permit, consent, franchise and license necessary for any manufacture, purchase or other acquisition, ownership, possession, control, use, operation, advertising or other promotion or sale, lease or other disposition of any of the Collateral, (iv) defend the Collateral against each demand, claim, counterclaim, setoff and defense asserted by any Person (including, but not limited to, any Account Debtor, Issuer, Bank,  Securities Intermediary or Commodity Intermediary) other than the Secured Party, (v) keep all Goods included in the Collateral insured against each risk to which any of such Goods may be subject (including, but not limited to, risks covered by all risks coverage) and maintain insurance against liability on account of any damage to any Person or property arising out of any manufacture, purchase or other acquisition, ownership, possession, control, use, operation, advertising or other promotion or sale, lease or other disposition of any of such Goods, with all insurance maintained pursuant to this clause (v) to be issued in such amounts, for such periods, on such terms, with such special endorsements (including, but not limited to, an endorsement naming the Secured Party as a mortgagee, lender loss payee or additional insured) and by such companies as are satisfactory to the Secured Party, and deliver to the Secured Party a copy of each policy providing any such insurance, (vi) cause all Goods included in the Collateral to be properly titled and registered to the extent required by applicable law, cause the interest of the Secured Party to be properly indicated on any certificate of title relating to any of such Goods and deliver to the Secured Party each such certificate, (vii) maintain all Goods included in the Collateral in good condition except for ordinary wear and tear, (viii) cultivate, store, preserve and care for all Farm Products and Inventory included in the Collateral in accordance with commonly accepted methods, (ix) diligently prosecute each application constituting Intellectual Property included in the Collateral and not abandon such application before exhausting all reasonable administrative and judicial remedies, (x) take each action (including, but not limited to, the filing of any required application for reissue, renewal, continuation or extension or any required affidavit, the payment of any required fee and the commencement and prosecution of any necessary action or other legal proceeding) required to maintain in full force and effect each registration of or preserve in full force and effect each right (including, but not limited to, any right as a licensor or licensee) of the Debtor in any Intellectual Property included in the Collateral, (xi) use each item of Intellectual Property included in the Collateral with appropriate notice of registration or application for registration, (xii) maintain the quality of products and services offered under any Intellectual Property included in the Collateral, (xiii) upon receiving any certificate or other evidence of any Intellectual Property included in the Collateral from any public office, promptly deliver a copy thereof to the Secured Party, (xiv) promptly sue to stop and recover damages for any infringement, misappropriation or dilution of any Intellectual Property included in the Collateral, (xv) provide to the Secured Party a complete and accurate copy of each statement, confirmation, notice, proxy statement, proxy and other communication relating to any Deposit Account, General Intangible or Investment Property included in the Collateral and received by the Debtor from any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to such Deposit Account, General Intangible or Investment Property, (xvi) take each action (including, but not limited to, increasing the value of the Collateral and reducing the amount of the Obligations) necessary to maintain any value of any of the Collateral or ratio of the value of any of the Collateral to the amount of any of the Obligations required by applicable law or any contract between the Secured Party and the Debtor or any Other Obligor, (xvii) promptly notify the Secured Party if any of the Collateral arises out of any contract with any government, political subdivision or other taxing authority, (xviii) promptly notify the Secured Party if any of the Collateral arises out of any contract that gives rise to any requirement under applicable law that the Debtor receive, hold or apply any money advanced by the Secured Party with respect to any of the Collateral as a trust fund and receive, hold and apply such money in accordance with such requirement, (xix) without limiting the generality of clause (xviii) of this sentence, promptly notify the Secured Party if any of the Collateral arises out of any contract for any public improvement or improvement of real property for purposes of the Lien Law of the State of New York, receive and hold the right to receive any money advanced by the Secured Party with respect to any of the Collateral arising out of such contract as trust funds to be first applied to the payment of trust claims as defined in Section 71 of such Lien Law and apply such money only to the payment of such trust claims before using it for any other purpose, (xx) promptly notify the Secured Party of (A) any Goods included in the Collateral being affixed to or installed in or on any real property or any Goods not included in the Collateral, (B) any loss, destruction or theft of or damage to any of the Collateral, (C) any threat or commencement of any action or other legal proceeding, any entry of any judgment or order of any court, agency or other governmental body, or any assertion by any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) other than the Secured Party of any demand, claim, counterclaim, setoff or defense, relating to any of the Collateral, (D) any infringement, misappropriation, dilution or other violation of any right (including, but not limited to, as a licensor or licensee) of the Debtor in any Intellectual Property included in the Collateral, (E) any claim by any Person that the use by the Debtor (including, but not limited to, as a licensee) of any Intellectual Property that the Debtor uses infringes, misappropriates, dilutes or otherwise violates any right of such Person in such Intellectual Property, (F) any abandonment of or adverse claim, determination or development with respect to the ownership, license or maintenance in full force and effect of any registration of or the preservation in full force and effect of any right (including, but not limited to, as a licensor or licensee) of the Debtor in any Intellectual Property included in the Collateral, (G) any occurrence or existence of any Event of Default, any event or condition that, after notice, lapse of time or both notice and lapse of time, would constitute any Event of Default or any event or condition that has or will or might have any material adverse effect on (I) any of the Collateral, (II) the Debtor, (III) any Other Obligor or (IV) the business, operations, assets, affairs or condition (financial or other) of the Debtor or any Other Obligor, (H) any change in (I) the location of the residence or chief executive office of the Debtor, (II) any company, trade, fictitious or other business or other name under which the Debtor conducts his, her or its business, operations or affairs, (III) the location of any of the Collateral not in the possession or control of or en route to or from the Secured Party other than mobile Equipment or the addition of any new such location or (IV) the primary location at which any mobile Equipment included in the Collateral is kept or the addition of any new such location, (I) the obtaining of any organizational identification number by the Debtor if he, she or it does not have one, (J) any removal of any mobile Equipment included in the Collateral for more than thirty days at a time from the primary location at which such mobile Equipment is kept and (K) the existence of any Commercial Tort Claim of the Debtor and (xxi) to the extent that any portion of the Collateral would be rendered void or voidable under applicable law by the grant to the Secured Party of a security interest therein or the assignment, pledge or hypothecation thereof to the Secured Party without the consent of a Person other than the Debtor that has not been or is not obtained, hold such portion of the Collateral in trust for the Secured Party until such consent is obtained and take each action (including, but not limited to, obtaining such consent and assigning or selling or otherwise disposing of such portion of the Collateral) requested by the Secured

Party to assure that such portion of the Collateral inures and is realized upon for the benefit of the Secured Party.

b.           Negative Covenants.  Without the prior written consent of the Secured Party, the Debtor shall not (i) without giving the Secured Party at least 30 days’ prior written notice (A) change his, her or its location for purposes of Article 9 of the Uniform Commercial Code (including, but not limited to, its jurisdiction of organization if it is a Registered Organization), (B) change his, her or its organizational identification number if he, she or it has one, (C) make any change in his, her or its name, identity or structure or (D) participate in any merger, consolidation or other absorption, (ii) grant or otherwise create, permit to exist or agree or otherwise incur any obligation to grant or otherwise create or permit to exist any security interest in or other lien on any of the Collateral other than Permitted Liens, (iii) authorize the filing of or permit to be filed or remain on file in any public office any Financing Statement, execute or otherwise authenticate any application for any certificate of title or notice of lien, or permit to exist any certificate of title, relating to any of the Collateral and naming any Person other than the Secured Party as a secured party, except for any Financing Statement, certificate of title or notice of lien heretofore consented to by the Secured Party in writing or relating solely to any Permitted Lien, (iv) sell, lease or otherwise dispose of any of the Collateral or any interest or right in any of the Collateral, except for, until any occurrence or existence of any Event of Default or any giving by the Secured Party to the Debtor of any notice to the contrary and provided that no Event of Default occurs thereby or exists immediately thereafter, in the ordinary course of the business of the Debtor, (A) any sale, lease or other disposition of any Inventory, Farm Product or worn-out or obsolete Equipment included in the Collateral, (B) any sale, lease or other disposition of any Equipment included in the Collateral in connection with the acquisition by the Debtor of Equipment of equal or greater value that is not subject to any security interest or other lien other than Permitted Liens, (C) any written nonexclusive license of any Intellectual Property included in the Collateral provided that such license is expressly subject and subordinate to each Security Interest, by its terms will terminate upon enforcement of any Security Interest and does not materially interfere with the conduct of the business of the Debtor or (D) any use of any money included in the Collateral, funds in any Deposit Account included in the Collateral or funds represented by any certificate of deposit included in the Collateral in partial or complete satisfaction of any obligation of the Debtor incurred in the ordinary course of the business of the Debtor, (v) manufacture, use, operate, advertise or otherwise promote, permit the manufacture, use, operation or advertising or other promotion of or sell, lease or otherwise dispose of any of the Collateral in any manner that would or might violate or result in any violation of applicable law (including, but not limited to, the Fair Labor Standards Act and any environmental or criminal statute) or any policy providing any insurance on any of the Collateral, (vi) change or permit any change in the location of any of the Collateral not in the possession or control of or en route to or from the Secured Party other than mobile Equipment, (vii) remove or permit any removal of any mobile Equipment included in the Collateral for more than thirty days at a time from the primary location at which such mobile Equipment is kept, (viii) cause or permit any Goods included in the Collateral to become an Accession to any Goods not included in the Collateral, (ix) cause or permit any Goods included in the Collateral to be subject to any negotiable Document, (x) use any Intellectual Property included in the Collateral for any use for which registration or application for registration of such Intellectual Property has not been made, (xi) abandon, permit the abandonment by any licensee of or take, fail to take or permit any licensee to take or fail to take any action (including, but not limited to, sufficient use) that would or might result in the invalidation, forfeiture, abandonment, falling into any public use or domain or other impairment of any Intellectual Property included in the Collateral, (xii) modify, terminate or attempt or agree or otherwise incur any obligation to modify or terminate any Control Agreement or any contract with a Securities Intermediary or Commodity Intermediary under which any Securities Account or Commodity Account included in the Collateral is established or maintained, (xiii) give Control of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral to any Person other than the Secured Party, whether by entering into any agreement, instrument or other Record with a Bank, Securities Intermediary or Commodity Intermediary for the purpose of giving a Person other than the Secured Party Control of any Deposit Account or Investment Property included in the Collateral or otherwise, (xiv) withdraw any money or other property from any Securities Account or Commodity Account included in the Collateral, (xv) exercise any Incidental Property Right included in the Collateral, or take any other action, that would or might impair or otherwise adversely affect the validity, perfection or priority of any Security Interest or the value of any of the Collateral, cause any Event of Default or any event or condition that, after notice, lapse of time or both notice and lapse of time, would constitute any Event of Default, impair or otherwise adversely affect any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or authorize or permit the dissolution, liquidation or sale of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral, (xvi) provide to the Secured Party or permit to be provided to the Secured Party on his, her or its behalf any certificate, financial statement or other Record that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect or (xvii) upon or at any time after any occurrence or existence of any Event of Default or any giving by the Secured Party to the Debtor of any notice to the contrary, (A) enforce, extend, renew, refinance or otherwise modify or replace, request, demand, accept, collect or otherwise realize upon, compromise, cancel, release, discharge, subordinate, accelerate, give any receipt, release or discharge relating to, commence, prosecute or settle any action or other legal proceeding relating to, waive or forbear from exercising any right, remedy or power relating to or adversely affect any obligation of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral relating to any of the Collateral, (B) agree or otherwise incur any obligation to do anything described in clause (xvii)(A) of this sentence, (C) make any trade in any Securities Account or Commodity Account included in the Collateral or (D) exercise any Incidental Property Right included in the Collateral.

c.           Additional Covenants Triggered by Request of Secured Party.  Promptly upon the request of the Secured Party, the Debtor shall (i) execute or otherwise authenticate and deliver to the Secured Party each application for any certificate of title, notice of lien, instrument of assignment, proxy and other Record, and take each other action (including, but not limited to, making any endorsement), requested by the Secured Party to perfect, maintain the validity, perfection or priority of or enforce any Security Interest (including, but not limited to, (A) giving Control of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral to the Secured Party, whether by providing to the Secured Party for execution or other authentication by the Secured Party a Control Agreement, in form and substance satisfactory to the Secured Party, that is executed or otherwise authenticated by the Debtor and any Bank, Securities Intermediary or Commodity Intermediary establishing or maintaining a Deposit Account included in the Collateral or a Securities Account or Commodity Account to which any Investment Property included in the Collateral is credited or otherwise, (B) providing to the Secured Party an agreement, instrument or other Record, in form and substance satisfactory to the Secured Party, executed or otherwise authenticated by any bailee of any portion of the Collateral, acknowledging that such bailee holds such portion of the Collateral for the benefit of the Secured Party and agreeing to act with respect to such portion of the Collateral in accordance with the instructions of the Secured Party without any need for any authorization of the Debtor and (C) registering with the appropriate public office or offices any Intellectual Property included in the Collateral), otherwise protect the interest of the Secured Party in or collect, sell, lease or otherwise dispose of or otherwise realize upon any of the Collateral, whether under applicable law (including, but not limited to, the Federal Assignment of Claims Act and the Lien Law of the State of New York) or otherwise, verify any of the Collateral or any insurance on any of the Collateral or otherwise accomplish any purpose of this Agreement, (ii) execute or otherwise authenticate and deliver to the Secured Party a security agreement, in form and substance satisfactory to the Secured Party granting to the Secured Party a security interest in any Commercial Tort Claim or Intellectual Property of the Debtor to secure the payment and other performance of the Obligations (including, but not limited to, a General Security Agreement Supplement in the form of Exhibit C attached to this Agreement), (iii) execute or otherwise authenticate and deliver to the Secured Party a certificate or other Record updating or confirming the continued completeness and accuracy of all information contained in any certificate or other Record submitted by or on behalf of the Debtor to the Secured Party in connection with this Agreement, (iv) deliver to the Secured Party each Tangible Chattel Paper, Document, Instrument, Certificated Security and tangible Record included in the Collateral, together with each endorsement, instrument of assignment and other Record that the Secured Party requests to accomplish the assignment or other transfer of such Tangible Chattel Paper, Document, Instrument, Certificated Security or tangible Record to the Secured Party (with all signatures guaranteed by such Person and in such manner as are satisfactory to the Secured Party), and, until such delivery, hold such Tangible Chattel Paper, Document, Instrument, Certificated Security or tangible Record in trust for the Secured Party, (v) deliver to any Securities Intermediary designated by the Secured Party any Certificated Security included in the Collateral, together with each endorsement, instrument of assignment and other Record that such Securities Intermediary requests to accomplish the assignment or other transfer of such Certificated Security to such Securities Intermediary (with all signatures guaranteed by such Person and in such manner as are satisfactory to such Securities Intermediary), instruct such Securities Intermediary to hold such Certificated Security for the account of the Secured Party and, until such delivery, hold such Certificated Security in trust for the Secured Party, (vi) cause any Security Interest in any General Intangible or Investment Property included in the Collateral that is not represented by a Certificated Security to be registered to or otherwise reflected in the name of the Secured Party or any Person designated by the Secured Party, (vii) cause a Certificated Security to be issued to represent any Uncertificated Security included in the Collateral, (viii) cause any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any Deposit Account, General Intangible or Investment Property included in the Collateral to provide to the Secured Party a complete and accurate copy of each statement, confirmation, notice, proxy statement, proxy and other communication relating to such Deposit Account, General Intangible or Investment Property, (ix) cause each Instrument representing Proceeds or other proceeds of any of the Collateral to be made payable, at the option of the Secured Party, to the Secured Party alone or the Secured Party and the Debtor jointly, (x) provide to the Secured Party all information requested by the Secured Party and relating to (A) any of the Collateral (including, but not limited to, information requested by the Secured Party to monitor the market value of any of the Collateral), (B) any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral, (C) the Debtor, (D) any Other Obligor or (E) the business, operations, assets, affairs or condition (financial or other) of the Debtor or any Other Obligor (including, but not limited to, financial statements prepared in a form satisfactory to the Secured Party and, if requested by the Secured Party, audited, reviewed or compiled by an independent certified public accountant satisfactory to the Secured Party), (xi) enter into each warehousing, lockbox or other custodial arrangement with respect to any of the Collateral requested by the Secured Party, (xii) permit each director, officer, employee, accountant, attorney and other agent of the Secured Party to inspect the Collateral and audit, copy and extract each Record included in the Collateral, (xiii) provide to the Secured Party an agreement, instrument or other Record, in form and substance satisfactory to the Secured Party, (A) executed by each Person having any interest, whether as an owner, mortgagee, secured party or lessee or otherwise, in any premises, or any Goods not included in the Collateral, to which is affixed or in or on which is installed or located any of the Collateral, (B) disclaiming any interest of such Person in any of the Collateral and (C) authorizing the Secured Party, upon or at any time after any occurrence or existence of any Event of Default, to (I) enter upon any premises of such Person to which is affixed or in or on which is installed or located any of the Collateral, (II) take possession of and remove from any such premises and any Goods of such Person not included in the Collateral any of the Collateral affixed to or installed or located in or on any such premises or Goods and (III) remain on and use any such premises in completing any work in process included in the Collateral or storing, preparing for any sale, lease or other disposition or collecting, selling, leasing or otherwise disposing of or otherwise realizing upon any of the Collateral, without by doing any of the things described in clauses (xiii)(C)(I) through (III) of this sentence incurring any liability to such Person, except for unreasonable damage to any such premises or Goods directly resulting from doing so, and (xiv) upon or at any time after any occurrence or existence of any Event of Default, assemble and make available to the Secured Party at any place designated by the Secured Party and reasonably convenient to the Secured Party and the Debtor (A) all Goods included in the Collateral other than Fixtures, growing crops and standing timber and (B) all Tangible Chattel Paper and tangible Records included in the Collateral.

d.           Additional Covenants if Collateral Includes Unregistered Security.  If the Collateral includes any Security that is not registered pursuant to applicable law (including, but not limited to, the Securities Act of 1933), (i) the Debtor shall not (A) take any action to permit the issuer of such Security to issue any other Security or any Incidental Property Right relating to any other Security or (B) sell or otherwise dispose of or take any other action with respect to any other Security or any Incidental Property Right relating to any other Security if such sale or other disposition or other action would be required to be considered in determining whether any sale or other disposition of such Security would be permissible without registration pursuant to such law, and (ii) promptly upon the request of the Secured Party, the Debtor shall (A) execute and deliver to the Secured Party or any other Person (including, but not limited to, the Securities and Exchange Commission) each form, schedule and other Record (including, but not limited to, any form giving a notice of a proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission) necessary to permit any sale or other disposition of such Security without registration pursuant to such law, (B) use his, her or its best efforts to cause the issuer of such Security to take each action necessary to (I) permit any sale or other disposition of such Security without registration pursuant to such law, (II) register such Security pursuant to such law and (III) permit any public sale or other disposition of such Security in each jurisdiction determined by the Secured Party and (C) execute and deliver to the Secured Party each agreement, instrument and other Record requested by the Secured Party to indemnify each Person who or that is an underwriter of such Security against each liability, cost and expense (including, but not limited to, if such Person retains counsel for advice, litigation or any other purpose, reasonable attorneys’ fees and disbursements) incurred by such Person as a result of such sale or other disposition.

5.           POWER OF ATTORNEY; IRREVOCABLE PROXY.  The Debtor irrevocably and unconditionally appoints the Secured Party as the attorney-in-fact of the Debtor, with full power of substitution and revocation, to take, in the name and on behalf of the Debtor or otherwise, each action relating to any of the Collateral that the Debtor could take (including, but not limited to, (a) receiving and collecting any mail addressed to the Debtor, directing the place of delivery of any such mail, opening any such mail and removing from any such mail and retaining any enclosure evidencing or relating to any of the Collateral, (b) obtaining, settling and canceling any insurance on any of the Collateral and using any payment in connection with any such insurance to pay any of the Obligations, whether due or not due, and

(c) taking any action described in Section 4 of this Agreement), except that, until any notice of intention to do so is given by the Secured Party to the Debtor upon or at any time after any occurrence or existence of any Event of Default, the Secured Party may not, as such attorney-in-fact, except as expressly permitted by this Agreement, exercise or direct the exercise of any Incidental Property Right relating to any General Intangible or Investment Property included in the Collateral or sell, lease or otherwise dispose of any of the Collateral.  The power of attorney given pursuant to the preceding sentence is coupled with an interest in favor of the Secured Party and shall not be terminated or otherwise affected by the death, disability or incompetence of the Debtor. In furtherance of, as the attorney-in-fact of the Debtor, the Secured Party’s exercise or direction of the exercise of any Incidental Property Right relating to any General Intangible or Investment Property included in the Collateral, the Debtor grants to the Secured Party a proxy, which shall be irrevocable and unlimited in duration, to exercise such Incidental Property Right.

6.           CERTAIN RIGHTS, REMEDIES, POWERS AND DUTIES.

a.           Rights, Remedies and Powers Pursuant to Applicable Law.  With respect to the Collateral, the Secured Party shall have each applicable right, remedy and power pursuant to applicable law (including, but not limited to, Article 9 of the Uniform Commercial Code) or this Agreement.

b.           Additional Rights Without Event of Default.  The Secured Party shall have the right to (i) file in any public office, without any authorization by the Debtor other than this Agreement, each Financing Statement relating to any of the Collateral that the Secured Party desires to file, (ii) direct each Person issuing any insurance on any of the Collateral to make directly and solely to the Secured Party each payment in connection with any such insurance, (iii) verify any of the Collateral in any manner or through any medium, whether directly with any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect thereto or otherwise or in the name of the Debtor or otherwise, (iv) notify each Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to any of the Collateral of the interest of the Secured Party therein, direct such Person to make each payment with respect thereto directly and solely to the Secured Party, take control of all Proceeds and other proceeds thereof and, at the option of the Secured Party, hold such Proceeds and other proceeds as part of the Collateral or apply such Proceeds and other proceeds as provided in Section 6f of this Agreement, (v) deliver any notice of exclusive control pursuant to any Control Agreement, (vi) exchange any certificate representing any of the Collateral for a certificate of a larger or smaller denomination and (vii) cause to be transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party any of the Collateral so that the Secured Party appears as the sole owner of record thereof, whether such transfer or registration is made with or without reference to this Agreement or any Security Interest.  Any Financing Statement referred to in clause (i) of the preceding sentence may, but shall not be required to, (i) use the term all personal property of the Debtor or all assets of the Debtor or similar terminology to refer to the collateral covered thereby (except, in each case, as to PNG) and (ii) describe such collateral in any degree of detail.

c.           Additional Rights Upon or After Event of Default.  Upon or at any time after any occurrence or existence of any Event of Default, the Secured Party shall have the right to, for the purpose of preserving or enhancing the value of any of the Collateral or exercising any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement, (i) perform each obligation of the Debtor pursuant to this Agreement, (ii) without any judicial process but without any breach of the peace, (A) enter upon each premises of the Debtor, (B) store and provide for the guarding and maintenance in good condition of any of the Collateral located on such premises, (C) take possession of and remove from each such premises any of the Collateral and (D) remain on and use each such premises, and use all Equipment and Fixtures of the Debtor, whether or not included in the Collateral, in completing any work in process included in the Collateral or storing, preparing for any sale, lease or other disposition or collecting, selling, leasing or otherwise disposing of or otherwise realizing upon any of the Collateral, (iii) exercise any Incidental Property Right included in the Collateral, (iv) declare all right, title and interest of the Debtor in and to any Intellectual Property included in the Collateral to be vested in the Secured Party, (v) grant any license, whether exclusive or nonexclusive, in any Intellectual Property included in the Collateral to such Person, for such period, on such terms and in such manner as is determined by the Secured Party and (vi) without the payment of any compensation of any kind, use each General Intangible (including, but not limited to, each item of Intellectual Property, license and franchise) of the Debtor, whether or not included in the Collateral, to the extent of the rights of the Debtor therein, for the purpose of exercising any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement, and, to such extent for such purpose, the Debtor irrevocably grants the Secured Party a nonexclusive license in each such General Intangible.

d.           Additional Rights if Collateral Includes Unregistered Security.  If the Collateral includes any Security required to be registered pursuant to applicable law (including, but not limited to, the Securities Act of 1933) before being permitted to be sold or otherwise disposed of, or offered for sale or other disposition, by the Secured Party and upon or at any time after any occurrence or existence of any Event of Default the Secured Party opts for any sale or other disposition of such Security without such registration, (i) the Secured Party shall not be obligated to delay such sale or other disposition to permit such registration, and (ii) in order to comply with such law, the Secured Party shall have the right to restrict the prospective purchasers in such sale or other disposition (including, but not limited to, restricting such prospective purchasers to Persons meeting specified requirements as to financial sophistication or intent to purchase for investment and not with a view to sale or other disposition), restrict the terms of such sale or other disposition (including, but not limited to, restricting future sales and other dispositions) and impose other restrictions on any aspect of such sale or other disposition (including, but not limited to, the advertising or conduct thereof).

e.           Standards for Sale or Other Disposition in Commercially Reasonable Manner.  If upon or at any time after any occurrence or existence of any Event of Default the Secured Party opts for any sale or other disposition of any portion of the Collateral, whether or not such portion of the Collateral is of a specialized nature, (i) no restriction on the prospective purchasers in such sale or other disposition (including, but not limited to, a restriction of such prospective purchasers to Persons meeting specified requirements as to financial sophistication or intent to purchase for investment and not with a view to sale or other disposition), restriction on the terms of such sale or other disposition (including, but not limited to, restricting future sales and other dispositions) or other restriction on any aspect of such sale or other disposition (including, but not limited to, the advertising or conduct thereof) imposed by the Secured Party in order to comply with applicable law (including, but not limited to, the Securities Act of 1933 and any banking statute) shall be a factor in determining such sale or other disposition to have been made in other than a commercially reasonable manner, and (ii) without limiting any other act, omission or other thing that shall not be considered in determining such sale or other disposition to have been made in other than a commercially reasonable manner, such sale or other disposition shall not be determined to have been made in other than a commercially reasonable manner by reason of (A) the Secured Party having obtained any insurance, credit enhancement or other protection to insure it against or reduce loss, or to provide it a guaranteed return, in connection with such sale or other disposition, (B) such sale or other disposition having been advertised in a medium of general or limited circulation, (C) such sale or other disposition not being made at the time and place therefor specified in any notice thereof provided that the adjournment thereof is announced at such specified time and place or a time and place announced at any adjournment thereof, (D) such sale or other disposition being a public or private sale or other disposition (including, but not limited to, a sale or other disposition using an internet site that provides for the auction of assets of the type subject to such sale or other disposition or has the reasonable capability of doing so or that matches buyers and sellers of such assets), (E) such sale or other disposition being made in one parcel or in more than one parcel, at one time or at different times, in a wholesale or retail market, with or without any warranty, with or without any assistance of any auctioneer, consultant, broker, investment banker or other professional or with or without contacting any Person in the same business as the Debtor to determine his, her or its interest in acquiring such portion of the Collateral, (F) the exercise by the Secured Party, whether by the use of a collection agency or otherwise, or the failure by the Secured Party to exercise, whether by the use of a collection agency or otherwise, any collection remedy against any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to such portion of the Collateral, (G) such sale or other disposition involving the sale or other disposition of such portion of the Collateral either for future delivery or for future payment without retention by the Secured Party until such future payment and the failure of such future delivery or such future payment to occur, (H) the failure of the Secured Party to comply with any contract between the Secured Party and the Debtor with respect to any aspect of such sale or other disposition (including, but not limited to, the advertising or conduct thereof), (I) the failure of the Secured Party to remove any lien or encumbrance on or adverse claim to such portion of the Collateral, (J) the failure of the Secured Party to incur any expense deemed significant by the Secured Party to prepare such portion of the Collateral for such sale or other disposition or, if such portion of the Collateral is raw material or work in process, to complete such portion of the Collateral into finished products prior to such sale or other disposition or (K) the failure of the Secured Party, except to the extent required by applicable law, to obtain any consent of any Person required for access to such portion of the Collateral or for such sale or other disposition.

f.           Application of Proceeds.  Except to the extent held as part of the Collateral, the Secured Party shall apply all Proceeds and other proceeds received by the Secured Party from any collection or sale, lease or other disposition of or other recovery upon or otherwise on account of any of the Collateral (including, but not limited to, as money payable pursuant to any insurance on any of the Collateral) first to liabilities, costs and expenses described in Section 8 of this Agreement and then to the remainder of the Obligations, whether due or not due, in any order determined by the Secured Party.

7.           STANDARDS OF CARE.

a.           Collateral Transferred to or Registered in Name of Secured Party or Agent of Secured Party.  The Secured Party shall be deemed to have exercised reasonable care in the custody or preservation of any of the Collateral that is transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party if (i) the treatment thereof by the Secured Party or such nominee, Securities Intermediary, Commodity Intermediary or other agent is substantially equal to the treatment by the Secured Party of assets of the Secured Party of a similar nature or (ii) the Secured Party takes any action in the custody or preservation thereof reasonably specified by the Debtor in a written notice received by the Secured Party in a reasonable time to evaluate and take such action; provided, however, that (A) any failure to take such action shall not of itself be deemed to be a failure to exercise such reasonable care, (B) in no event shall the Secured Party be obligated to take such action if the Secured Party determines that doing so would or might have any adverse effect on the value of any of the Collateral or otherwise be incompatible with any provision or purpose of this Agreement and (C) in no event shall the Secured Party be obligated to (I) preserve any right, remedy or power against any prior party obligated pursuant to any of the Collateral, whether or not in the possession or under the control of the Secured Party, (II) ascertain or notify the Debtor of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any of the Collateral, whether or not the Secured Party has knowledge thereof, or (III) provide to the Debtor any statement, confirmation, notice, proxy statement, proxy or other communication received by the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party and relating to any of the Collateral.

b.           Actions and Omissions by Secured Party or Agent of Secured Party.  Neither the Secured Party nor any director, officer, employee, accountant, attorney or other agent of the Secured Party shall be liable for any action taken or not taken, whether in exercising or refraining from exercising any right, remedy or power pursuant to this Agreement or arising or accruing as a result of this Agreement or otherwise, with respect to any of the Collateral (including, but not limited to, any liability for loss of, damage to or decrease in the value of any of the Collateral) except to the extent caused by his, her or its gross negligence, bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

8.           EXPENSES; INDEMNIFICATION.

a.           Expenses.  The Debtor shall pay to the Secured Party on demand each cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, litigation or any other purpose, reasonable attorneys’ fees and disbursements) heretofore or hereafter incurred by the Secured Party in (i) searching for, filing or recording or obtaining any information relating to any Financing Statement, application for any certificate of title, notice of lien, instrument of assignment or other Record relating to any of the Collateral or otherwise obtaining any information relating to the Debtor or any of the Collateral, (ii) negotiating the entry into any Control Agreement relating to any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral, (iii) taking any action pursuant to this Agreement or in connection with the custody or preservation of any of the Collateral or (iv) endeavoring to (A) enforce any obligation of the Debtor pursuant to this Agreement or preserve or exercise any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or (B) preserve or exercise any right, remedy or power relating to, take possession of, remove from any premises, store, prepare for any sale, lease or other disposition or collect, sell, lease or otherwise dispose of or otherwise realize upon any of the Collateral.  After such demand for the payment of any cost or expense incurred by the Secured Party in performing any obligation of the Debtor pursuant to this Agreement, the Debtor shall pay interest at an annual rate equal to the lesser of 25% or the highest rate permitted by applicable law on the portion of such cost or expense remaining unpaid.

b.           Indemnification.  The Debtor shall indemnify the Secured Party and each director, officer, employee, accountant, attorney and other agent of the Secured Party on demand, without any limitation as to amount, against each liability, cost and expense (including, but not limited to, if the Secured Party or such director, officer, employee, accountant, attorney or other agent retains counsel for advice, litigation or any other purpose, reasonable attorneys’ fees and disbursements) heretofore or hereafter imposed on, incurred by or asserted against the Secured Party or such director, officer, employee, accountant, attorney or other agent as a result of any claim (including, but not limited to, any claim involving any allegation of any violation of applicable law (including, but not limited to, any environmental or criminal statute)), however asserted and whether now existing or hereafter arising or accruing, arising out of any manufacture, purchase or other acquisition, ownership, possession, control, use, operation, advertising or other promotion or sale, lease or other disposition of any of the Collateral except to the extent caused by the gross negligence, bad faith or willful misconduct of the Secured Party or such director, officer, employee, accountant, attorney or other agent as determined by a final judgment of a court of competent jurisdiction.

9.           TERMINATION.  This Agreement shall remain in full force and effect until and shall terminate only upon (a) the actual receipt by an officer of the Secured Party at the office of the Secured Party identified at the beginning of this Agreement of a written notice of (i) the termination of this Agreement by the Debtor, (ii) if the Debtor is an individual, the death of the Debtor or the judicial declaration of the Debtor’s incompetence or (iii) if the Debtor is not an individual, the dissolution or cessation of existence of the Debtor, (b) the expiration of a reasonable period of time for the Secured Party to act upon such written notice and (c) the final and indefeasible payment or other performance in full of (i) each portion of the Obligations (A) arising or accrued before such receipt of such written notice and the expiration of such period of time, (B) thereafter arising or accruing as a result of any credit or other financial accommodation theretofore committed or otherwise agreed to by the Secured Party or (C) thereafter arising or accruing as a result of any of the Obligations described in clause (c)(i)(A) or (B) of this sentence (including, but not limited to, (I) all interest, fees, charges, costs and expenses thereafter arising or accruing with respect to any of the Obligations described in such clause (c)(i)(A) or (B) and (II) all of the Obligations thereafter arising or accruing as a result of any direct or indirect extension, renewal, refinancing or other modification or replacement of any of the Obligations described in such clause (c)(i)(A) or (B)) and (ii) each liability, cost and expense that the Debtor is obligated to pay pursuant to Section 8 of this Agreement, whether theretofore or thereafter arising or accruing.

10.           WAIVER IF COLLATERAL INCLUDES UNREGISTERED SECURITY.  If the Collateral includes any Security that is not registered pursuant to applicable law (including, but not limited to, the Securities Act of 1933) or that otherwise might be subject to any restriction that might affect any attempt by the Secured Party to sell or otherwise dispose of such Security, (i) the Secured Party shall not have any duty to attempt to obtain a fair price for such Security in any sale or other disposition of such Security even though the Obligations may be paid in full through realization of a lesser price for such Security, and (ii) the Debtor knowingly, voluntarily, intentionally and irrevocably waives, without any notice, each right to hold the Secured Party responsible for selling or otherwise disposing of such Security at an inadequate price even if the Secured Party accepts the first offer received for or does not approach more than one possible purchaser of such Security.

11.           OBLIGATIONS IMMEDIATELY DUE.  Upon or at any time after any occurrence or existence of any Event of Default other than, with respect to the Debtor, any Event of Default described in clause (iii) of Section 1d of this Agreement, all of the Obligations remaining unpaid shall, in the sole discretion of the Secured Party and without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Debtor) become immediately due from the Debtor, notwithstanding any agreement to the contrary.  Upon any occurrence or existence of, with respect to the Debtor, any Event of Default described in such clause (iii), all of the Obligations remaining unpaid shall automatically, without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Debtor), become immediately due from the Debtor, notwithstanding any agreement to the contrary.  Nothing in this Section 11 shall render any of the Obligations payable on demand payable otherwise than on demand.

12.           TERMINATION OF OBLIGATION TO LEND. Upon any occurrence or existence of any Event of Default, any obligation of the Secured Party to extend any credit or other financial accommodation to the Debtor shall terminate, notwithstanding any commitment or other agreement to the contrary.

13.           REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Secured Party as follows:

a.           Debtor Information.  The exact legal name of the Debtor and the jurisdiction of organization are as indicated in its signature block appearing at the end of this Agreement.  The chief executive office of each Debtor is as indicated at the beginning of this Agreement.

b.           Authority.  The execution, delivery to the Secured Party and performance of this Agreement, the execution or other authentication, delivery to the Secured Party and performance of each Control Agreement, and the grant or other creation of each Security Interest, by the Debtor (i) do not and will not violate applicable law, any judgment or order of any court, agency or other governmental body by which the Debtor is bound or, if the Debtor is not an individual, any certificate or articles of incorporation, formation or organization, by-laws, limited liability company, operating or partnership agreement or other charter, organizational or other governing document of the Debtor or any resolution or other action of record of any shareholders, members, directors or managers of the Debtor, (ii) do not and will not violate or constitute any default under any agreement, instrument or other Record by which the Debtor is bound, (iii) if the Debtor is not an individual, are and will be in furtherance of the purposes and within the power and authority of the Debtor and (iv) do not and will not require any authorization of, notice to or other act by or relating to any Person (including, but not limited to, if the Debtor is not an individual, any shareholder, member, director or manager of the Debtor) that has not been duly obtained, given or done and is not in full force and effect.

c.           Enforceability.  This Agreement is, and each Control Agreement is or, if not now existing, will be enforceable in accordance with its terms against the Debtor.

d.            Exhibit B Information; Certificate or Other Record.  Exhibit B attached to and made a part of this Agreement fully and accurately describes (i) each Deposit Account included in the Collateral, indicating the name and address of the depositary institution, the account number and the account type of such Deposit Account,  (ii) each item of  Investment Property included in the Collateral, indicating the name of the Issuer or Securities Intermediary obligated with respect thereto, the certificate or account number thereof and the nature and quantity of ownership interests represented thereby, (iii) each item of Goods included in the Collateral that is titled under the law of any jurisdiction or is a vessel or aircraft, (iv) each Commercial Tort Claim included in the Collateral that exists on the date of this Agreement, indicating the nature thereof, all damages and other relief sought therein and, with respect to any action or other legal proceeding that has been initiated with respect thereto, the name of the court in which such action or other legal proceeding is pending, the title and index number of such action or other legal proceeding and the name of each counsel of record in such action or other legal proceeding, (v) each item of Intellectual Property included in the Collateral, indicating, if applicable, each jurisdiction in which such item is registered or pending and each registration,  application or other identifying number of such item and describing each software code escrow or similar agreement relating to such item to which the Debtor is a party or of which the Debtor is a beneficiary and (vi) all real property on which any standing timber included in the Collateral is located.  All information contained in such Exhibit B or any certificate or other Record submitted by or on behalf of the Debtor to the Secured Party in connection with this Agreement is complete and accurate.

e.           Rights with Respect to Collateral.  Except as heretofore disclosed by the Debtor to the Secured Party in writing, there exists (i) no security interest in or other lien on any of the Collateral other than

Permitted Liens, (ii) no presently effective Financing Statement or certificate of title, and no pending application for any certificate of title or notice of lien, relating to any of the Collateral and naming any Person other than the Secured Party as a secured party other than those relating solely to Permitted Liens, (iii) no contractual or other restriction on the grant or other creation of any security interest in or assignment, pledge or hypothecation of any of the Collateral, (iv) no demand, claim, counterclaim, setoff or defense, no action or other legal proceeding, and no outstanding judgment or order of any court, agency or other governmental body, relating to any of the Collateral and (v) no Control Agreement (A) that relates to any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right included in the Collateral and (B) to which the Secured Party is not a party.

f.           Actions with Respect to Collateral.  Except as heretofore disclosed by the Debtor to the Secured Party in writing, the Debtor has not (i) sold, leased or otherwise disposed of any of the Collateral or any interest or right in any of the Collateral, (ii) extended, renewed, refinanced or otherwise modified or replaced, compromised, canceled, discharged, subordinated, accelerated, waived, forborne from exercising any right, remedy or power relating to or adversely affected any obligation of any Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) relating to any of the Collateral or (iii) manufactured, used, operated, advertised or otherwise promoted, permitted the manufacture, use, operation or advertising or other promotion of or sold, leased or otherwise disposed of any of the Collateral in any manner that violated or resulted in any violation of applicable law (including, but not limited to, the Fair Labor Standards Act or any environmental or criminal statute) or any policy providing any insurance on any of the Collateral.

g.           Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Instruments, Investment Property, Letter- of-Credit Rights and Letters of Credit.  Each Account, Chattel Paper, Deposit Account, Document, General Intangible, Instrument, item of Investment Property, Letter-of Credit Right and letter of credit included in the Collateral is or, if not now existing, will be genuine, in all respects what it purports to be and enforceable in accordance with its terms against each Person (including, but not limited to, any Account Debtor, Issuer, Bank,  Securities Intermediary or Commodity Intermediary) obligated with respect thereto, subject to no demand, claim, counterclaim, setoff or defense.

h.           Intellectual Property.  The Debtor (i) duly owns or is duly licensed to use and is not prohibited from using any Intellectual Property that the Debtor uses and (ii) is not aware of any claim by any Person that (A) the use by the Debtor (including, but not limited to, as a licensee) of any Intellectual Property that the Debtor uses infringes, misappropriates, dilutes or otherwise violates any right of such Person in such Intellectual Property or (B) any registration of or right (including, but not limited to, any right as a licensor or licensee) in any such Intellectual Property is other than in full force and effect.  Each registration of and each right (including, but not limited to, any right as a licensor or licensee) of the Debtor in any Intellectual Property included in the Collateral is in full force and effect.

i.           Rights with Respect to Locations of Collateral.  The Debtor has and will have the right to (i) keep all of the Collateral now or hereafter located at any location at such location and (ii) plant and grow crops and timber on and harvest and remove crops and timber from any real property on which any growing crop or standing timber now or hereafter included in the Collateral is located.

j.           Incorrect or Misleading Information.  The Debtor has not provided to the Secured Party or permitted to be provided to the Secured Party on his, her or its behalf any certificate, financial statement or other Record that contains any statement of fact that is incorrect or misleading in any material respect or omits to state any fact necessary to make any statement of fact contained therein not incorrect or misleading in any material respect.

14.           CERTAIN CONSENTS AND WAIVERS.

a.           Consents.  Except to the extent expressly provided in this Agreement, this Agreement shall not be modified or terminated, no Security Interest, no obligation of the Debtor pursuant to this Agreement and no right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement shall be impaired or otherwise adversely affected, and no such right, remedy or power shall be waived, by any act, omission or other thing, whether heretofore occurred or hereafter occurring.  The Debtor knowingly, voluntarily, intentionally and irrevocably consents, without any notice, to each act, omission and other thing, whether heretofore occurred or hereafter occurring, that would or might, but for such consent, modify or terminate this Agreement, impair or otherwise adversely affect any Security Interest or any such obligation, right, remedy or power or operate as a waiver of any such right, remedy or power.  Without limiting the generality of the preceding two sentences, this Agreement shall not be modified or terminated by, no Security Interest and no such obligation, right, remedy or power shall be impaired or otherwise adversely affected by, no such right, remedy or power shall be waived by, and such consent shall apply to, whether heretofore occurred or hereafter occurring, (i) any direct or indirect extension, renewal, refinancing or other modification or replacement of, or any assignment or other transfer, compromise, cancellation, release, discharge, invalidity, impairment, unenforceability, repudiation, revocation or change in any term or condition of, defense or effect of any statute of limitations with respect to or grant of any participation in, any of the Obligations or any other obligation of the Debtor or any Other Obligor or other Person, (ii) any acceptance of any Other Obligor, (iii) any taking, increase or decrease in value, impairment, unenforceability repudiation, revocation or release of, collection or sale, lease or other disposition of or other realization upon or failure or delaying to call for, take any property as, hold, preserve, protect, insure or collect, sell, lease or otherwise dispose of or otherwise realize upon any of the Collateral or any Other Collateral, (iv) any failure or delaying to perfect, keep perfected or maintain the priority of any security interest in or other lien on any of the Collateral or any Other Collateral, (v) any exercise or waiver of, failure or delaying to exercise, forbearance from exercising or failure to give any notice prior to exercising any right, remedy or power of the Secured Party or any other Person, whether relating to any of the Obligations, any of the Collateral or any Other Collateral, against the Debtor or any Other Obligor or other Person or otherwise, (vi) any incapacity, death or disability of or case or other proceeding pursuant to any bankruptcy, insolvency or similar statute with respect to the Debtor or any Other Obligor or other Person or any election, loan or other extension of credit or taking of any collateral, subordination, guaranty, endorsement or other security or assurance of payment in any such case or other legal proceeding (including, but not limited to, pursuant to 11 U.S.C. §1111(b) or 364), (vii) any failure of the Secured Party or any other Person to make, prove or vote any claim relating to any of the Obligations, any of the Collateral or any Other Collateral, or any failure of any such claim to be allowed, in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute, (viii) the Obligations being at any time or from time to time paid in full or reduced and then increased or exceeding any amount, (ix) any refusal or other failure of the Secured Party or any other Person to grant any or any additional credit or other financial accommodation to the Debtor or any Other Obligor or other Person or provide to the Debtor any or complete and accurate information relating to any Other Obligor or other Person or the business, operations, assets, affairs or condition (financial or other) of any Other Obligor or other Person, regardless of whether such information relates to any fact that increases the scope of the risk undertaken by the Debtor pursuant to this Agreement or is unknown to the Debtor, (x) any notice to the Secured Party or any other Person from any Other Obligor or other Person not to grant any or any additional credit or other financial accommodation to the Debtor or to take or not to take any other action, (xi) the acceptance by the Secured Party or any other Person of any agreement, instrument or other Record intended by the Debtor or any Other Obligor or other Person but not by the Secured Party or such other Person to create an accord and satisfaction with respect to any of the Obligations or any other obligation of the Debtor or any Other Obligor or other Person, (xii) any action taken or not taken by the Secured Party or any other Person that increases the scope of the risk undertaken by the Debtor pursuant to this Agreement (including, but not limited to, any negligent servicing of any credit or other financial accommodation to the Debtor or any Other Obligor), (xiii) the manner or order of any collection or sale, lease or other disposition of or other realization upon any of the Collateral or any Other Collateral, (xiv) the manner or order of application of any money applied in payment of any of the Obligations, (xv) any change in the ownership, membership, location, business, name, identity or structure of the Debtor or any Other Obligor or other Person or (xvi) the execution and delivery to the Secured Party by any Other Obligor or other Person of any agreement, instrument or other Record providing any Other Collateral.

b.           Waivers.  The Debtor knowingly, voluntarily, intentionally and irrevocably waives, without any notice, each act and other thing upon which, but for such waiver, any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement would or might be conditioned.  Without limiting the generality of the preceding sentence, no Security Interest and no such obligation, right, remedy or power shall be conditioned upon, and such waiver shall apply to, (i) the acceptance of this Agreement by the Secured Party or any lack or other insufficiency of consideration for this Agreement, (ii) any demand upon or presentment or protest to the Debtor or any Other Obligor or other Person (including, but not limited to, any such demand for the payment or other performance of any of the Obligations), (iii) any exercise of any right, remedy or power of the Secured Party or any other Person, whether relating to any of the Obligations, any of the Collateral or any Other Collateral, against the Debtor or any Other Obligor or other Person or otherwise, (iv) any notice to the Debtor or any Other Obligor or other Person of the acceptance of this Agreement by the Secured Party, any incurring or nonpayment or other nonperformance of any of the Obligations, any occurrence or existence of any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral, any demand for the payment or other performance of or acceleration of the maturity of any of the Obligations, any decrease in the value of any of the Collateral or any Other Collateral, any exercise of any right, remedy or power of the Secured Party or any other Person, whether relating to any of the Obligations, any of the Collateral or any Other Collateral, against the Debtor or any Other Obligor or other Person or otherwise, any action taken or not taken by the Secured Party or any other Person or any other matter, (v) any defense or benefit that would or might, but for such waiver, be available to the Debtor as a surety (including, but not limited to, any defense based upon the principle that the obligation of a surety may not exceed or otherwise be more burdensome that that of any Person for whom or which such surety acts as a surety),  as a result of any right of setoff, as a result of the application of any anti-deficiency statute, single form of action rule, statute or rule relating to the marshalling of collateral or similar statute or rule or as a result of any election of any right, remedy or power by the Secured Party or any other Person that would or might impair or otherwise adversely affect any right of subrogation, reimbursement, indemnification or contribution, or any similar right, against any Other Obligor in connection with this Agreement or any of the Obligations or (vi) any right to terminate this Agreement except as provided in Section 9 of the Agreement.

15.           NOTICES AND OTHER COMMUNICATIONS.

a.           By Secured Party to Debtor.  Each notice and other communication by the Secured Party to the Debtor relating to this Agreement (i) may be given orally, in writing or by facsimile or electronic mail, (ii) if given in writing, may be directed to the Debtor at the last address of the Debtor shown in the Records of the Secured Party relating to this Agreement, (iii) if sent by mail or overnight courier service, shall be deemed to have been given when deposited in the mail, first-class or certified postage prepaid, or accepted by any post office or overnight courier service for delivery and to have been received by the Debtor upon the earlier of (A) the actual receipt thereof or (B) three days after being so deposited or accepted, (iv) if given by facsimile, may be directed to the Debtor at the last telephone number for receipt of facsimiles by the Debtor shown in such Records and (v) if given by electronic mail, may be directed to the Debtor at the last electronic mail address of the Debtor shown in such Records.  Each requirement under applicable law of reasonable notice of any event by the Secured Party to the Debtor shall be deemed to have been met if a notice of such event is given by the Secured Party to the Debtor at least five days before the date on or after which such event is to occur.

b.           By Debtor to Secured Party.  Each notice and other communication by the Debtor to the Secured Party relating to this Agreement (i) shall be in writing and (ii) shall be deemed to have been given only when actually received by an officer of the Secured Party at the office of the Secured Party identified at the beginning of this Agreement.

16.           MISCELLANEOUS.

a.           Limitation on Security Interest.  If, whether in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute or otherwise, any Security Interest is sought to be voided or otherwise rendered unenforceable under applicable law as a fraudulent conveyance or transfer, such Security Interest shall not secure the payment and other performance of the Obligations to the extent of any amount in excess of the maximum amount the payment and other performance of which can be so secured without  such Security Interest being so voided or otherwise rendered unenforceable.

b.           Other Collateral.  If the Secured Party in good faith deems itself insecure with respect to any of the Obligations or is of the opinion that the Collateral is not or may not be sufficient or has decreased or may decrease in value and gives the Debtor a notice of such insecurity or opinion, the Debtor shall provide to the Secured Party Other Collateral satisfactory to the Secured Party.

c.           Reliance by Other Persons.  Each Person (including, but not limited to, any Account Debtor, Issuer, Bank, Securities Intermediary or Commodity Intermediary) obligated with respect to, and each transfer agent, registrar and trustee of, any of the Collateral may accept without any question any exercise by the Secured Party of any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement.

d.           Obligations Relating to Collateral.  The grant or other creation of any Security Interest shall not constitute any assignment by the Debtor to the Secured Party of any obligation of the Debtor relating to any of the Collateral.  The Debtor shall remain obligated to perform such obligation, and the Secured Party shall not be obligated to perform such obligation, whether or not the Secured Party exercises any right, remedy or power pursuant to this Agreement or arising or accruing as a result of this Agreement.  The only obligations of the Secured Party relating to the Collateral shall be, to the extent required by applicable law, to (i) exercise reasonable care in the custody or preservation of any of the Collateral that is transferred to or registered in the name of the Secured Party or any nominee, Securities Intermediary, Commodity Intermediary or other agent of the Secured Party and (ii) act in a commercially reasonable manner in exercising with respect to any of the Collateral any right, remedy or power pursuant to this Agreement or arising or accruing as a result of this Agreement.

e.           Liability; Interpretation.  If more than one Person executes this Agreement, (i) each of them shall be jointly and severally liable pursuant to this Agreement, (ii) each of them shall be liable pursuant to this Agreement as though each of them had executed and delivered to the Secured Party a separate agreement identical to this Agreement, and (iii) this Agreement shall be construed, interpreted and enforced, whether in any action or other legal proceeding or otherwise, as to each of them as though each of them had executed and delivered to the Secured Party a separate agreement identical to this Agreement.

f.           Effect on Other Agreements, Instruments and Records.  The execution, delivery to the Secured Party and performance of this Agreement by the Debtor shall not modify or terminate any other agreement, instrument or other Record (including, but not limited to, any agreement, instrument or other Record granting or otherwise creating any security interest in or other lien on any of the Collateral or providing any Other Collateral) by which the Debtor or any Other Obligor or other Person is bound or impair or otherwise adversely affect any obligation of the Debtor or any Other Obligor or other Person pursuant to any such other agreement, instrument or other Record.

g.           Right of Setoff.  Upon and at any time and from time to time after any occurrence or existence of any Event of Default, the Secured Party shall have the right to place an administrative hold on, and set off against each obligation of the Debtor pursuant to this Agreement, each obligation of the Secured Party in any capacity to, in any capacity and whether alone or otherwise, the Debtor, whether now existing or hereafter arising or accruing, whether or not then due and whether pursuant to any Deposit Account or certificate of deposit or otherwise.  Such setoff shall become effective at the time the Secured Party opts therefor even though evidence thereof is not entered in the Records of the Secured Party until later.

h.           Assignment or Grant of Participation.  In conjunction with any assignment or other transfer of or grant of any participation in any of the Obligations by the Secured Party, the Secured Party shall have the right to assign or otherwise transfer or grant any participation in this Agreement, any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement.

i.           Binding Effect.  This Agreement shall be binding upon the Debtor, each other Person who or that becomes bound as a debtor by this Agreement pursuant to Article 9 of the Uniform Commercial Code and each direct or indirect legal representative, successor and assignee of the Debtor or any such other Person and shall inure to the benefit of and be enforceable by the Secured Party and each direct or indirect successor and assignee of the Secured Party.

j.           Entire Agreement, Modifications and Waivers.  This Agreement contains the entire agreement between the Secured Party and the Debtor with respect to the subject matter of this Agreement and supersedes each action heretofore taken or not taken, each course of conduct heretofore pursued, accepted or acquiesced in, and each oral, written or other agreement and representation heretofore made, by or on behalf of the Secured Party with respect thereto. No action heretofore or hereafter taken or not taken, no course of conduct heretofore or hereafter pursued, accepted or acquiesced in, no oral, written or other agreement or representation heretofore made, and no agreement or representation hereafter made other than in writing, by or on behalf of the Secured Party shall modify or terminate this Agreement, impair or otherwise adversely affect any Security Interest, any obligation of the Debtor pursuant to this Agreement or any right, remedy or power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement or operate as a waiver of any such right, remedy or power.  No modification of this Agreement or waiver of any such right, remedy or power shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to such modification or waiver.

k.           Rights, Remedies and Powers Cumulative.  All rights, remedies and powers of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement shall be cumulative, and no such right, remedy or power shall be exclusive of any other such right, remedy or power.

l.           Extent of Consents and Waivers.  Each consent and waiver of the Debtor contained in this Agreement shall be deemed to have been given to the extent permitted by applicable law.

m.           Exercise of Rights, Remedies and Powers; Requests.  Except as expressly provided in this Agreement, each right, remedy and power of the Secured Party pursuant to this Agreement or arising or accruing as a result of this Agreement may be exercised (i) at any time and from time to time, (ii) in the sole discretion of the Secured Party, (iii) without any notice or demand of any kind or nature and (iv) whether or not any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral has occurred or existed, but the Secured Party shall not be obligated to exercise any such right, remedy or power.  Each such right, remedy and power may be exercised only to the extent that the exercise thereof does not violate applicable law.  Each request by the Secured Party pursuant to this Agreement may be made (i) at any time and from time to time, (ii) in the sole discretion of the Secured Party and (iii) whether or not any Event of Default or any other event or condition of default relating to any of the Obligations, any of the Collateral or any Other Collateral has occurred or existed.

n.           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law.  If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

o.           Governing Law.  Except to the extent that Article 9 of the Uniform Commercial Code provides for the application of the law of any other jurisdiction, this Agreement shall be governed by and construed, interpreted and enforced in accordance with the law of the State of New York (including, but not limited to, Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and, to the extent applicable, the federal law of the United States without regard to the law of any other jurisdiction.

p.           Headings.  In this Agreement, headings of sections are for convenience of reference only and have no substantive effect.

17.           CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS.

a.           JURISDICTIONAL CONSENTS AND WAIVERS.  THE DEBTOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (i) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY THE SECURED PARTY AND ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF NEW YORK OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, (ii) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING, (iii) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING, (iv) CONSENTS TO THE MAKING OF SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING BY REGISTERED MAIL DIRECTED TO THE DEBTOR AT THE LAST ADDRESS OF THE DEBTOR SHOWN IN THE RECORDS RELATING TO THIS AGREEMENT MAINTAINED BY THE SECURED PARTY,

WITH SUCH SERVICE OF PROCESS TO BE DEEMED COMPLETED FIVE DAYS AFTER THE MAILING THEREOF, (v) WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO ASSERT ANY NONMANDATORY COUNTERCLAIM, ANY SETOFF OR ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR CLAIM OF LACHES, (vi) WAIVES EACH RIGHT TO ATTACK ANY FINAL JUDGMENT THAT IS OBTAINED AS A RESULT OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING AND (vii) CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

b.           WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES.  THE DEBTOR (i) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT THE DEBTOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS, ANY OF THE COLLATERAL OR ANY OTHER COLLATERAL AND (ii) CERTIFIES THAT NEITHER THE SECURED PARTY NOR ANY REPRESENTATIVE OF THE SECURED PARTY HAS REPRESENTED TO THE DEBTOR THAT THE SECURED PARTY WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY THE DEBTOR IN THIS SECTION 17b.

Dated:  As of June __, 2008

PNG VENTURES, INC., a Nevada corporation

By: /s/ Kevin Markey
Name:  Kevin Markey
Title:    CEO

APPLIED LNG TECHNOLOGIES
USA, L.L.C., a Delaware limited liability
company

By: New Earth LNG, LLC, a Delaware
limited liability company, its sole
member

By: /s/ Kevin Markey
Name:  Kevin Markey
Title:    President

FLEET STAR, INC., a Delaware
corporation

By: /s/ Dennis G. McLaughlin, III
Name:  Dennis G. McLaughlin, III
Title: Chief Executive Officer

EARTH LEASING, INC., a Texas
corporation

By: /s/ Dennis G. McLaughlin, III
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

ARIZONA LNG, L.L.C., a
Nevada limited liability company

By: New Earth LNG, LLC, a Delaware
limited liability company, its sole
member

By: /s/ Kevin Markey
Name:  Kevin Markey
Title:    President

NEW EARTH LNG, LLC, a
Delaware limited liability company

By: /s/ Kevin Markey
Name:  Kevin Markey
Title:    President

EXHIBIT A

Permitted Liens

Any Liens (as such term is defined in the Senior Credit Agreement) permitted pursuant to Section 7.2 of the Senior Credit Agreement.

EXHIBIT B

Section 13d(i):  Information Concerning Deposit Accounts

Section 13d(ii):  Information Concerning Investment Property

Section 13d(iii):  Information Concerning Titled Goods, Vessels and Aircraft

Section 13d(iv):  Information Concerning Commercial Tort Claims

Section 13d (iv):  Information Concerning Intellectual Property

Section 13d(vi):  Information Concerning Standing Timber

EXHIBIT C

GENERAL SECURITY AGREEMENT SUPPLEMENT

(INTELLECTUAL PROPERTY INCLUDING PATENTS, TRADEMARKS AND COPYRIGHTS)

In consideration of __________________________________________________________, a (an) ______________________

_______________ organized under the law of ________________________________ and having an office at ___________________________________________________________________________________, (the “Secured Party”) heretofore or hereafter (1) extending or agreeing to extend any credit or other financial accommodation to or relying on any guaranty, endorsement or other assurance of payment of __________________________________________________________,

a (an) __________________________________ residing at, or organized under the law of ______________________________ and having its chief executive office at, ________________________________________________________________________

__________________________, (the “Debtor”) or (2) agreeing to any direct or indirect extension, renewal, refinancing or other modification or replacement of or waiving or forbearing from exercising any right, remedy or power relating to any obligation heretofore or hereafter arising or accruing as a result of any such credit or other financial accommodation, and for other valuable consideration, the receipt and sufficiency of which are conclusively acknowledged by the Debtor, the Debtor agrees with the Secured Party as follows:

1.           DEFINITIONS.  In this Agreement:

a.           General Security Agreement.  The “General Security Agreement” means a General Security Agreement, dated  ___________ 20__, from the Debtor to the Secured Party.

b.           Intellectual Property.  “Intellectual Property” means, regardless of kind or nature and wherever in the world existing, used, issued or pending, (i) any patent or invention disclosed or claimed in any patent, (ii) any copyright, copyright registration or tangible personal property embodying any copyright, (iii) any trademark, service mark, trade style or trade dress (including, but not limited to, any trade, company, fictitious or other business or other name, logo or other source or business identifier), whether registered in any public office or not so registered, (iv) any trade secret (including, but not limited to, any know-how, technology, procedure, product formulation or other product or manufacturing specification or standard) or other confidential or proprietary business or technical data or other information, (v) any unpatented invention, whether or not patentable, (vi) any industrial or other design or design application, (vii) any domain name or domain name registration, (viii) any software or software source code, (ix) any other intellectual or similar property, (x) any license, franchise agreement or other agreement, whether embodied in any Record or otherwise, providing for the grant by or to any Person of any right to manufacture, use, sell, distribute or otherwise exploit any of the things referred to in clauses (i) through (ix) of this sentence or (x) any registration or recording of, application for, reissue, renewal, continuation or extension of, goodwill symbolized by, incident to, associated with or otherwise relating to or Incidental Property Right or Record relating to any of the things referred to in clauses (i) through (ix) of this sentence.

c.           Incidental Property Right.  “Incidental Property Right” means, whether arising or accruing pursuant to applicable law or any agreement, instrument or other Record or otherwise, (i) any direct or indirect addition to, extension, renewal, refinancing or other modification or replacement of, increase in or earnings, profit, interest, dividend or distribution of cash or other property or other income or payment on account of any property, (ii) any direct or indirect Proceeds or other proceeds of any replacement, release, surrender, discharge, exchange, conversion, redemption, assignment or other transfer, collection or sale, lease or other disposition of any property, whether voluntary or involuntary or arising or accruing pursuant to any dissolution, liquidation or merger, consolidation or other absorption or otherwise, or (iii) any direct or indirect right, privilege, power or claim relating to any property (including, but not limited to, any right to any of the things referred to in clauses (i) and (ii) of this sentence, any option or warrant, any right of subscription, registration, conversion or redemption, any management right or any right to vote or give any consent, ratification or other approval or authorization (including, but not limited to, any right to vote or give any consent, ratification or other approval or authorization for any replacement of any of the directors, officers and managers of, amendment of any certificate or articles of incorporation or organization, by-laws, operating or partnership agreement or other charter, organizational or other governing document of, dissolution, liquidation or merger, consolidation or other absorption of or sale, lease or other disposition of all or substantially all of the assets of any Issuer of any General Intangible or Investment Property)).

d.           Obligations.  The “Obligations” means collectively, whether now existing or hereafter arising or accruing and whether or not arising or accrued subsequent to any commencement of or made, proved, voted or allowed as a claim in any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute, all obligations to the Secured Party in any capacity for (i)  the payment of any money, however evidenced, regardless of kind or nature, whether for the payment of any principal, interest, fee, charge, cost or expense or otherwise, incurred for any business, commercial or agricultural purpose or otherwise, created directly or by any assignment or other transfer, direct or indirect, absolute or contingent (whether pursuant to any guaranty, endorsement or other assurance of payment or otherwise), similar or dissimilar or related or unrelated, or (ii) the performance of any other obligation that have been heretofore or are hereafter incurred by, in any capacity (including, but not limited to, as a debtor-in-possession after the commencement of any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute) and whether alone or otherwise, the Debtor or any direct or indirect legal representative, successor or assignee of the Debtor or direct or indirect assignee or other transferee of all or substantially all of the assets of the Debtor (including, but not limited to, any estate created by the commencement of any case or other proceeding pursuant to any bankruptcy, insolvency or similar statute and any receiver, trustee, custodian or similar Person for the Debtor or any of the assets of the Debtor) (including, but not limited to, all obligations of the Debtor to the Secured Party pursuant to Section 8 of the Security Agreement).

e.           Person.  “Person” means (i) any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, government, political subdivision or other taxing authority, (ii) any court, agency or other governmental body or (iii) any other entity, body, organization or group.

f.           Security Interest.  “Security Interest” means any security interest or other lien granted or otherwise created pursuant to the second sentence of Section 2 of this Agreement.

g.           Uniform Commercial Code.  “Uniform Commercial Code” means at any time the Uniform Commercial Code of the State of New York as in effect at such time.

h.           Other Terms.  Each of the following terms has at any time the meaning given it at such time for purposes of Article 9 of the Uniform Commercial Code:  (i) General Intangible, (ii)  Investment Property, (iii) Proceeds, (iv) Products, (v) Record and (vi) Supporting Obligations.

2.           REAFFIRMATION OF GENERAL SECURITY AGREEMENT; SUPPLEMENTAL GRANT OF SECURITY INTEREST.  The Debtor acknowledges, reaffirms and ratifies in all respects the General Security Agreement as through all provisions thereof were fully set forth in this Agreement, including, but not limited to, the grant by the Debtor of a security interest in all Intellectual Property included in the Collateral, as such term is defined in the General Security Agreement.   Without limiting the generality of the foregoing, to secure the payment and other performance of the Obligations, the Debtor grants to the Secured Party a security interest in, and assigns, pledges and hypothecates to the Secured Party, all right, title and interest of the Debtor in and to, wherever located, whether now owned or hereafter acquired or now existing or hereafter arising or accruing and whether or not subject to Article 9 of the Uniform Commercial Code or described in any schedule heretofore or hereafter delivered to the Secured Party by the Debtor,  (i) Intellectual Property (including, but not limited to, all Intellectual Property described on Exhibit A-I (Patents), Exhibit A-II (Trademarks) and Exhibit A-III (Copyrights) attached to and made a part of this Agreement) and (ii)  (A) Supporting Obligations and Incidental Property Rights incident to, arising or accruing pursuant to or otherwise relating to any of the things referred to in clause (i) of this sentence, whether arising or accruing from any action taken by the Debtor or the Secured Party or otherwise, (B) Proceeds, other proceeds and Products of any of the things referred to in clauses (i) and (ii)(A) of this sentence and (C) Records relating to any of the things referred to in clauses (i) and (ii)(A) and (B) of this sentence, except that, with respect to any thereof that would be rendered void or voidable under applicable law by such grant, assignment, pledge and hypothecation without the consent of a Person other than the Debtor that has not been or is not obtained, such grant, assignment, pledge and hypothecation shall not be effective until such consent is obtained.  Each Security Interest is a continuing, absolute and unconditional security interest or other lien.

3.           GOVERNING LAW.  Except to the extent that Article 9 of the Uniform Commercial Code provides for the application of the law of any other jurisdiction, this Agreement shall be governed by and construed, interpreted and enforced in accordance with the law of the State of New York (including, but not limited to, Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and, to the extent applicable, the federal law of the United States without regard to the law of any other jurisdiction.

Dated   _______________, 20__    _________________________________________

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EXHIBIT A-I (PATENTS)

Recording/Filings in United States Patent and Trademark Office

Registration or Application Number	Date	Title

EXHIBIT A-II (TRADEMARKS)

Recording/Filings in United States Patent and Trademark Office

Registration or Application Number	Date	Title

EXHIBIT A-III (COPYRIGHTS)

Recording/Filings in United States Copyright Office

Registration or Application Number	Date	Title